Exhibit 99.2

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q20

Page
Citigroup
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income, Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
EOP Loans	20
Consumer Loan Delinquencies and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses on Loans and Unfunded Lending Commitments	23 - 24
Components of Provision for Credit Losses on Loans	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q20 Increase/ (Decrease) from		Six Months	Six Months	YTD 2020 vs. YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Total Revenues, Net of Interest Expense	$18,758	$18,574	$18,378	$20,731	$19,766	(5%)	5%	$37,334	$40,497	8%
Total Operating Expenses	10,500	10,464	10,454	10,594	10,415	(2%)	(1%)	21,084	21,009	-
Net Credit Losses (NCLs)	1,963	1,913	1,944	2,108	2,206	5%	12%	3,911	4,314	10%
Credit Reserve Build / (Release) for Loans	126	149	179	4,336	5,490	27%	NM	122	9,826	NM
Provision / (Release) for Unfunded Lending Commitments	(15)	9	74	557	113	(80%)	NM	9	670	NM
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	19	17	25	26	94	NM	NM	31	120	NM
Provisions for Credit Losses and for Benefits and Claims	2,093	2,088	2,222	7,027	7,903	12%	NM	4,073	14,930	NM
Income from Continuing Operations before Income Taxes	6,165	6,022	5,702	3,110	1,448	(53%)	(77%)	12,177	4,558	(63%)
Income Taxes(1)(2)	1,373	1,079	703	576	131	(77%)	(90%)	2,648	707	(73%)
Income from Continuing Operations	4,792	4,943	4,999	2,534	1,317	(48%)	(73%)	9,529	3,851	(60%)
Income (Loss) from Discontinued Operations, net of Taxes	17	(15)	(4)	(18)	(1)	94%	NM	15	(19)	NM
Net Income before Noncontrolling Interests	4,809	4,928	4,995	2,516	1,316	(48%)	(73%)	9,544	3,832	(60%)
Net Income (Loss) Attributable to Noncontrolling Interests	10	15	16	(6)	-	100%	(100%)	35	(6)	NM
Citigroup's Net Income	$4,799	$4,913	$4,979	$2,522	$1,316	(48%)	(73%)	$9,509	$3,838	(60%)

Diluted Earnings Per Share:
Income from Continuing Operations	$1.94	$2.08	$2.15	$1.06	$0.51	(52%)	(74%)	$3.81	$1.57	(59%)
Citigroup's Net Income	$1.95	$2.07	$2.15	$1.05	$0.50	(52%)	(74%)	$3.82	$1.56	(59%)
Shares (in millions):
Average Basic	2,286.1	2,220.8	2,149.4	2,097.9	2,081.7	(1%)	(9%)	2,313.2	2,089.8	(10%)
Average Diluted	2,289.0	2,237.1	2,166.8	2,113.7	2,084.3	(1%)	(9%)	2,315.7	2,103.0	(9%)
Common Shares Outstanding, at period end	2,259.1	2,183.2	2,114.1	2,081.8	2,081.9	-	(8%)

Preferred Dividends	$296	$254	$296	$291	$253	(13%)	(15%)	$558	$544	(3%)

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,436	$4,647	$4,653	$2,228	$1,053	(53%)	(76%)	$8,827	$3,281	(63%)
Citigroup's Net Income	$4,453	$4,632	$4,649	$2,210	$1,052	(52%)	(76%)	$8,842	$3,262	(63%)

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,436	$4,656	$4,661	$2,235	$1,053	(53%)	(76%)	$8,827	$3,295	(63%)
Citigroup's Net Income	$4,453	$4,641	$4,657	$2,217	$1,052	(53%)	(76%)	$8,842	$3,276	(63%)

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio(3)(4)(5)	11.89%	11.58%	11.81%	11.17%	11.5%
Tier 1 Capital Ratio(3)(4)(5)	13.40%	13.20%	13.36%	12.61%	13.0%
Total Capital Ratio(3)(4)(5)	16.33%	16.07%	15.97%	15.06%	15.5%
Supplementary Leverage Ratio (SLR)(4)(5)(6)	6.36%	6.27%	6.21%	5.97%	6.7%
Return on Average Assets	0.97%	0.97%	0.99%	0.49%	0.23%			0.98%	0.36%
Return on Average Common Equity	10.1%	10.4%	10.6%	5.2%	2.4%			10.2%	3.8%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	56.0%	56.3%	56.9%	51.1%	52.7%			56.5%	51.9%

Balance Sheet Data (in billions of dollars, except per share amounts)(4):
Total Assets	$1,988.2	$2,014.8	$1,951.2	$2,219.8	$2,232.7	1%	12%
Total Average Assets	1,979.1	2,000.1	1,996.6	2,079.7	2,266.6	9%	15%	$1,959.3	$2,173.2	11%
Total Deposits	1,045.6	1,087.8	1,070.6	1,184.9	1,233.7	4%	18%
Citigroup's Stockholders' Equity	197.4	196.4	193.2	192.3	191.6	-	(3%)
Book Value Per Share	79.40	81.02	82.90	83.75	83.41	-	5%
Tangible Book Value Per Share(7)	67.64	69.03	70.39	71.52	71.15	(1%)	5%

Direct Staff (in thousands)	200	199	200	201	204	1%	2%

(1)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(2)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(3)	Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Advanced Approaches framework as of June 30, 2020 and March 31, 2020, and the U.S. Basel III Standardized Approach framework for all prior periods presented, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework for all periods presented. The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.
(4)	June 30, 2020 is preliminary.
(5)	See footnote 4 on page 27
(6)	For the composition of Citi's SLR, see page 27.
(7)	Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note: Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	2Q	3Q	4Q	1Q	2Q	2Q20 Increase/ (Decrease) from		Six Months	Six Months	YTD 2020 vs. YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Revenues
Interest revenue	$19,712	$19,177	$18,545	$17,139	$14,589	(15%)	(26%)	$38,788	$31,728	(18%)
Interest expense	7,762	7,536	6,548	5,647	3,509	(38%)	(55%)	15,079	9,156	(39%)
Net interest revenue	11,950	11,641	11,997	11,492	11,080	(4%)	(7%)	23,709	22,572	(5%)

Commissions and fees	2,881	2,906	3,033	3,021	2,933	(3%)	2%	5,807	5,954	3%
Principal transactions	1,874	2,802	1,412	5,261	4,157	(21%)	NM	4,678	9,418	NM
Administrative and other fiduciary fees	869	880	823	854	819	(4%)	(6%)	1,708	1,673	(2%)
Realized gains (losses) on investments	468	361	515	432	748	73%	60%	598	1,180	97%
Impairment losses on investments and other assets	(5)	(14)	(5)	(55)	(69)	(25%)	NM	(13)	(124)	NM
Provision for credit losses on AFS debt securities(1)	-	-	-	-	(8)	NM	NM	-	(8)	NM
Other revenue (loss)	721	(2)	603	(274)	106	NM	(85%)	847	(168)	NM
Total non-interest revenues	6,808	6,933	6,381	9,239	8,686	(6%)	28%	13,625	17,925	32%
Total revenues, net of interest expense	18,758	18,574	18,378	20,731	19,766	(5%)	5%	37,334	40,497	8%

Provisions for credit losses and for benefits and claims
Net credit losses	1,963	1,913	1,944	2,108	2,206	5%	12%	3,911	4,314	10%
Credit reserve build / (release) for loans	126	149	179	4,336	5,490	27%	NM	122	9,826	NM
Provision for credit losses on loans	2,089	2,062	2,123	6,444	7,696	19%	NM	4,033	14,140	NM
Provision for credit losses on Held-to-maturity (HTM) debt securities	-	-	-	6	31	NM	NM	-	37	NM
Provision for credit losses on other assets	-	-	-	(4)	48	NM	NM	-	44	NM
Policyholder benefits and claims	19	17	25	24	15	(38%)	(21%)	31	39	26%
Provision for credit losses on unfunded lending commitments	(15)	9	74	557	113	(80%)	NM	9	670	NM
Total provisions for credit losses and for benefits and claims	2,093	2,088	2,222	7,027	7,903	12%	NM	4,073	14,930	NM

Operating expenses
Compensation and benefits	5,381	5,329	5,065	5,654	5,624	(1%)	5%	11,039	11,278	2%
Premises and equipment	569	580	615	565	562	(1%)	(1%)	1,133	1,127	(1%)
Technology / communication	1,724	1,783	1,850	1,723	1,741	1%	1%	3,444	3,464	1%
Advertising and marketing	434	378	345	328	299	(9%)	(31%)	793	627	(21%)
Other operating	2,392	2,394	2,579	2,324	2,189	(6%)	(8%)	4,675	4,513	(3%)
Total operating expenses	10,500	10,464	10,454	10,594	10,415	(2%)	(1%)	21,084	21,009	-

Income from Continuing Operations before income taxes	6,165	6,022	5,702	3,110	1,448	(53%)	(77%)	12,177	4,558	(63%)
Provision for income taxes (2)(3)	1,373	1,079	703	576	131	(77%)	(90%)	2,648	707	(73%)

Income (loss) from continuing operations	4,792	4,943	4,999	2,534	1,317	(48%)	(73%)	9,529	3,851	(60%)
Discontinued operations
Income (loss) from discontinued operations	(10)	(15)	(4)	(18)	(1)	94%	90%	(12)	(19)	(58%)
Provision (benefit) for income taxes	(27)	-	-	-	-	-	100%	(27)	-	100%
Income (loss) from discontinued operations, net of taxes	17	(15)	(4)	(18)	(1)	94%	NM	15	(19)	NM

Net income before noncontrolling interests	4,809	4,928	4,995	2,516	1,316	(48%)	(73%)	9,544	3,832	(60%)

Net income (loss) attributable to noncontrolling interests	10	15	16	(6)	-	100%	(100%)	35	(6)	NM
Citigroup's net income	$4,799	$4,913	$4,979	$2,522	$1,316	(48%)	(73%)	$9,509	$3,838	(60%)

(1)	In accordance with ASC 326.
(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(3)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q20 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2019	2019	2019	2020	2020 (1)	1Q20	2Q19
Assets
Cash and due from banks (including segregated cash and other deposits)	$24,997	$24,086	$23,967	$23,755	$22,889	(4%)	(8%)
Deposits with banks, net of allowance	178,246	196,357	169,952	262,165	286,884	9%	61%
Securities borrowed and purchased under agreements to resell, net of allowance	259,769	261,125	251,322	262,536	282,917	8%	9%
Brokerage receivables, net of allowance	50,027	54,215	39,857	68,555	51,633	(25%)	3%
Trading account assets	306,831	306,824	276,140	365,000	362,311	(1%)	18%
Investments
Available-for-sale debt securities, net of allowance	273,435	275,425	280,265	308,219	342,256	11%	25%
Held-to-maturity debt securities, net of allowance	68,693	75,841	80,775	82,315	83,332	1%	21%
Equity securities	7,574	7,117	7,523	8,349	7,665	(8%)	1%
Total investments	349,702	358,383	368,563	398,883	433,253	9%	24%
Loans, net of unearned income
Consumer	296,505	297,400	309,548	288,430	281,113	(3%)	(5%)
Corporate	392,165	394,343	389,935	432,590	404,179	(7%)	3%
Loans, net of unearned income	688,670	691,743	699,483	721,020	685,292	(5%)	-
Allowance for credit losses on loans (ACLL)	(12,466)	(12,530)	(12,783)	(20,841)	(26,420)	(27%)	NM
Total loans, net	676,204	679,213	686,700	700,179	658,872	(6%)	(3%)
Goodwill	22,065	21,822	22,126	21,264	21,399	1%	(3%)
Intangible assets (including MSRs)	5,026	4,844	4,822	4,560	4,451	(2%)	(11%)
Other assets, net of allowance	115,359	107,933	107,709	112,873	108,106	(4%)	(6%)
Total assets	$1,988,226	$2,014,802	$1,951,158	$2,219,770	$2,232,715	1%	12%

Liabilities
Non-interest-bearing deposits in U.S. offices	$95,659	$99,731	$98,811	$113,371	$115,386	2%	21%
Interest-bearing deposits in U.S. offices	382,738	407,872	401,418	462,327	490,823	6%	28%
Total U.S. deposits	478,397	507,603	500,229	575,698	606,209	5%	27%
Non-interest-bearing deposits in offices outside the U.S.	82,750	82,723	85,692	85,439	87,479	2%	6%
Interest-bearing deposits in offices outside the U.S.	484,460	497,443	484,669	523,774	539,972	3%	11%
Total international deposits	567,210	580,166	570,361	609,213	627,451	3%	11%

Total deposits	1,045,607	1,087,769	1,070,590	1,184,911	1,233,660	4%	18%
Securities loaned and sold under agreements to resell	181,133	195,047	166,339	222,324	215,722	(3%)	19%
Brokerage payables	69,839	63,342	48,601	74,368	60,567	(19%)	(13%)
Trading account liabilities	136,294	135,596	119,894	163,995	149,264	(9%)	10%
Short-term borrowings	42,442	35,230	45,049	54,951	40,156	(27%)	(5%)
Long-term debt	252,189	242,238	248,760	266,098	279,775	5%	11%
Other liabilities(2)	62,612	58,510	57,979	60,141	61,269	2%	(2%)
Total liabilities	$1,790,116	$1,817,732	$1,757,212	$2,026,788	$2,040,413	1%	14%

Equity
Stockholders' equity
Preferred stock	$17,980	$19,480	$17,980	$17,980	$17,980	-	-
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,657	107,741	107,840	107,550	107,668	-	-
Retained earnings	158,321	161,797	165,369	163,438	163,431	-	3%
Treasury stock, at cost	(51,427)	(56,541)	(61,660)	(64,147)	(64,143)	-	(25%)
Accumulated other comprehensive income (loss) (AOCI)	(35,203)	(36,135)	(36,318)	(32,521)	(33,345)	(3%)	5%
Total common equity	$179,379	$176,893	$175,262	$174,351	$173,642	-	(3%)

Total Citigroup stockholders' equity	$197,359	$196,373	$193,242	$192,331	$191,622	-	(3%)
Noncontrolling interest	751	697	704	651	680	4%	(9%)
Total equity	198,110	197,070	193,946	192,982	192,302	-	(3%)
Total liabilities and equity	$1,988,226	$2,014,802	$1,951,158	$2,219,770	$2,232,715	1%	12%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Global Consumer Banking
North America	$4,966	$5,179	$5,253	$5,224	$4,742	(9%)	(5%)	$9,966	$9,966	-
Latin America	1,320	1,269	1,377	1,199	1,050	(12%)	(20%)	2,592	2,249	(13%)
Asia(1)	1,847	1,841	1,829	1,751	1,547	(12%)	(16%)	3,665	3,298	(10%)
Total	8,133	8,289	8,459	8,174	7,339	(10%)	(10%)	16,223	15,513	(4%)

Institutional Clients Group
North America	3,632	3,244	3,314	4,947	4,987	1%	37%	6,901	9,934	44%
EMEA	2,960	3,138	2,738	3,470	3,392	(2%)	15%	6,130	6,862	12%
Latin America	1,307	1,294	1,297	1,418	1,207	(15%)	(8%)	2,575	2,625	2%
Asia	2,156	2,175	2,028	2,649	2,551	(4%)	18%	4,467	5,200	16%
Total	10,055	9,851	9,377	12,484	12,137	(3%)	21%	20,073	24,621	23%

Corporate / Other	570	434	542	73	290	NM	(49%)	1,038	363	(65%)

Total Citigroup - Net Revenues	$18,758	$18,574	$18,378	$20,731	$19,766	(5%)	5%	$37,334	$40,497	8%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Income (Loss) from Continuing Operations

Global Consumer Banking
North America	$663	$884	$970	$(910)	$(459)	50%	NM	$1,370	$(1,369)	NM
Latin America	234	217	234	(36)	18	NM	(92%)	450	(18)	NM
Asia (1)	404	402	374	191	43	(77%)	(89%)	801	234	(71%)
Total	1,301	1,503	1,578	(755)	(398)	47%	NM	2,621	(1,153)	NM

Institutional Clients Group

North America	1,050	818	895	896	660	(26%)	(37%)	1,798	1,556	(13%)
EMEA	1,005	1,060	677	1,035	493	(52%)	(51%)	2,130	1,528	(28%)
Latin America	519	487	565	526	(194)	NM	NM	1,059	332	(69%)
Asia	851	864	741	1,169	921	(21%)	8%	1,850	2,090	13%
Total	3,425	3,229	2,878	3,626	1,880	(48%)	(45%)	6,837	5,506	(19%)

Corporate / Other	66	211	543	(337)	(165)	51%	NM	71	(502)	NM

Income From Continuing Operations	$4,792	$4,943	$4,999	$2,534	$1,317	(48%)	(73%)	$9,529	$3,851	(60%)

Discontinued Operations	17	(15)	(4)	(18)	(1)	94%	NM	15	(19)	NM

Net Income Attributable to Noncontrolling Interests	10	15	16	(6)	-	100%	(100)%	35	(6)	NM

Total Citigroup - Net Income	$4,799	$4,913	$4,979	$2,522	$1,316	(48%)	(73%)	$9,509	$3,838	(60%)

Average Assets (in billions)
North America	$1,028	$1,054	$1,053	$1,113	$1,256	13%	22%	$1,012	$1,184	17%
EMEA(1)	370	363	357	378	412	9%	11%	367	395	8%
Latin America	128	130	133	129	128	(1%)	-	127	129	2%
Asia(1)	355	356	359	366	378	3%	6%	354	372	5%
Corporate / Other	98	97	95	94	93	(1%)	(5%)	99	94	(5%)
Total	$1,979	$2,000	$1,997	$2,080	$2,267	9%	15%	$1,959	$2,174	11%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.67%	0.64%	0.70%	0.00%	0.06%			0.63%	0.03%
EMEA(1)	1.08%	1.14%	0.74%	1.09%	0.48%			1.15%	0.77%
Latin America	2.36%	2.15%	2.38%	1.53%	(0.55%)			2.40%	0.49%
Asia(1)	1.42%	1.41%	1.22%	1.50%	1.03%			1.51%	1.26%
Corporate / Other	0.34%	0.78%	2.24%	(1.50%)	(0.70%)			0.15%	(1.10%)
Total	0.97%	0.97%	0.99%	0.49%	0.23%			0.98%	0.36%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Net Interest Revenue	$6,957	$7,127	$7,181	$7,072	$6,534	(8%)	(6%)	$13,897	$13,606	(2%)
Non-Interest Revenue	1,176	1,162	1,278	1,102	805	(27%)	(32%)	2,326	1,907	(18%)
Total Revenues, Net of Interest Expense	8,133	8,289	8,459	8,174	7,339	(10%)	(10%)	16,223	15,513	(4%)
Total Operating Expenses	4,471	4,368	4,373	4,368	4,013	(8%)	(10%)	8,887	8,381	(6%)
Net Credit Losses on Loans	1,870	1,802	1,842	1,983	1,887	(5%)	1%	3,738	3,870	4%
Credit Reserve Build / (Release) for Loans	94	129	120	2,829	1,960	(31%)	NM	190	4,789	NM
Provision for Credit Losses on Unfunded Lending Commitments	-	2	2	(1)	-	100%	-	(3)	(1)	67%
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	19	17	25	20	38	90%	100%	31	58	87%
Provisions for Credit Losses and for Benefits and Claims (PBC)	1,983	1,950	1,989	4,831	3,885	(20%)	96%	3,956	8,716	NM
Income (Loss) from Continuing Operations before Taxes	1,679	1,971	2,097	(1,025)	(559)	45%	NM	3,380	(1,584)	NM
Income Taxes (Benefits)	378	468	519	(270)	(161)	40%	NM	759	(431)	NM
Income (Loss) from Continuing Operations	1,301	1,503	1,578	(755)	(398)	47%	NM	2,621	(1,153)	NM
Noncontrolling Interests	1	2	3	(1)	(2)	(100%)	NM	1	(3)	NM
Net Income (Loss)	$1,300	$1,501	$1,575	$(754)	$(396)	47%	NM	$2,620	$(1,150)	NM
EOP Assets (in billions)	$390	$394	$407	$403	$423	5%	8%
Average Assets (in billions)	384	392	399	406	418	3%	9%	$382	$412	8%
Return on Average Assets	1.36%	1.52%	1.57%	(0.75%)	(0.38%)			1.38%	(0.56%)
Efficiency Ratio	55%	53%	52%	53%	55%			55%	54%

Net Credit Losses as a % of Average Loans	2.68%	2.52%	2.51%	2.75%	2.80%			2.69%	2.77%

Revenue by Business
Retail Banking	$3,202	$3,117	$3,124	$3,046	$2,836	(7%)	(11%)	$6,308	$5,882	(7%)
Cards (1)	4,931	5,172	5,335	5,128	4,503	(12%)	(9%)	9,915	9,631	(3%)
Total	$8,133	$8,289	$8,459	$8,174	$7,339	(10%)	(10%)	$16,223	$15,513	(4%)

Net Credit Losses on Loans by Business
Retail Banking	$225	$225	$227	$235	$204	(13%)	(9%)	$458	$439	(4%)
Cards (1)	1,645	1,577	1,615	1,748	1,683	(4%)	2%	3,280	3,431	5%
Total	$1,870	$1,802	$1,842	$1,983	$1,887	(5%)	1%	$3,738	$3,870	4%

Income from Continuing Operations by Business
Retail Banking	$517	$492	$424	$120	$71	(41%)	(86%)	$926	$191	(79%)
Cards (1)	784	1,011	1,154	(875)	(469)	46%	NM	1,695	(1,344)	NM
Total	$1,301	$1,503	$1,578	$(755)	$(398)	47%	NM	$2,621	$(1,153)	NM

Foreign Currency (FX) Translation Impact
Total Revenue - as Reported	$8,133	$8,289	$8,459	$8,174	$7,339	(10%)	(10%)	$16,223	$15,513	(4%)
Impact of FX Translation (2)	(228)	(191)	(251)	(115)	-			(343)	-
Total Revenues - Ex-FX (2)	$7,905	$8,098	$8,208	$8,059	$7,339	(9%)	(7%)	$15,880	$15,513	(2%)

Total Operating Expenses – as Reported	$4,471	$4,368	$4,373	$4,368	$4,013	(8%)	(10%)	$8,887	$8,381	(6%)
Impact of FX Translation (2)	(121)	(107)	(140)	(68)	-			(186)	-
Total Operating Expenses - Ex-FX (2)	$4,350	$4,261	$4,233	$4,300	$4,013	(7%)	(8%)	$8,701	$8,381	(4%)

Total Provisions for Credit Losses & PBC - as Reported	$1,983	$1,950	$1,989	$4,831	$3,885	(20%)	96%	$3,956	$8,716	NM
Impact of FX Translation (2)	(57)	(42)	(51)	(62)	-			(83)	-
Total Provisions for Credit Losses & PBC - Ex-FX (2)	$1,926	$1,908	$1,938	$4,769	$3,885	(19%)	NM	$3,873	$8,716	NM

Net Income (Loss) – as Reported	$1,300	$1,501	$1,575	$(754)	$(396)	47%	NM	$2,620	$(1,150)	NM
Impact of FX Translation (2)	(33)	(29)	(41)	13	-			(49)	-
Total Net Income (Loss) - Ex-FX (2)	$1,267	$1,472	$1,534	$(741)	$(396)	47%	NM	$2,571	$(1,150)	NM

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 2Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	2,399	2,394	2,348	2,334	2,327	-	(3%)
Accounts (in millions)	55.5	55.8	55.9	55.9	55.5	(1%)	-
Average Deposits	$275.2	$276.8	$282.6	$290.1	$301.9	4%	10%
Investment Sales	22.8	23.9	22.7	29.6	25.6	(14%)	12%
Investment Assets under Management (AUMs):
AUMS	156.6	157.8	166.5	138.1	153.9	11%	(2%)
AUMs Related to the LATAM Retirement Services Business	34.8	35.5	38.4	29.1	33.0	13%	(5%)
Total AUMs	191.4	193.3	204.9	167.2	186.9	12%	(2%)
Average Loans	118.1	119.5	123.0	123.1	121.8	(1%)	3%
EOP Loans:
Mortgages	$81.9	$83.0	$85.1	$83.3	$85.6	3%	5%
Personal, Small Business and Other	37.8	37.6	39.7	36.9	38.0	3%	1%
EOP Loans	$119.7	$120.6	$124.8	$120.2	$123.6	3%	3%

Total Net Interest Revenue (in millions)(1)	$2,119	$2,069	$2,048	$1,981	$1,918	(3%)	(9%)
As a % of Average Loans	7.20%	6.87%	6.61%	6.47%	6.33%

Net Credit Losses on Loans (in millions)	$225	$225	$227	$235	$204	(13%)	(9%)
As a % of Average Loans	0.76%	0.75%	0.73%	0.77%	0.67%
Loans 90+ Days Past Due (in millions)(2)	$416	$392	$438	$429	$497	16%	19%
As a % of EOP Loans	0.35%	0.33%	0.35%	0.36%	0.40%
Loans 30-89 Days Past Due (in millions)(2)	$831	$803	$816	$794	$918	16%	10%
As a % of EOP Loans	0.70%	0.67%	0.66%	0.66%	0.75%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	139.5	138.2	138.3	137.3	134.6	(2%)	(4%)
Purchase Sales (in billions)	$142.0	$141.8	$152.0	$127.6	$108.3	(15%)	(24%)

Average Loans (in billions)(3)	162.0	164.6	168.0	167.2	149.7	(10%)	(8%)
EOP Loans (in billions)(3)	165.1	165.8	175.1	159.1	149.0	(6%)	(10%)
Average Yield(4)	13.87%	13.87%	13.62%	13.59%	13.40%
Total Net Interest Revenue(5)	$4,838	$5,058	$5,133	$5,091	$4,616	(9%)	(5%)
As a % of Average Loans(5)	11.98%	12.19%	12.12%	12.25%	12.40%
Net Credit Losses on Loans	$1,645	$1,577	$1,615	$1,748	$1,683	(4%)	2%
As a % of Average Loans	4.07%	3.80%	3.81%	4.20%	4.52%
Net Credit Margin(6)	$3,286	$3,598	$3,722	$3,378	$2,812	(17%)	(14%)
As a % of Average Loans(6)	8.14%	8.67%	8.79%	8.13%	7.55%
Loans 90+ Days Past Due	$2,010	$2,078	$2,299	$2,174	$1,969	(9%)	(2%)
As a % of EOP Loans	1.22%	1.25%	1.31%	1.37%	1.32%
Loans 30-89 Days Past Due(7)	$1,952	$2,153	$2,185	$2,076	$1,585	(24%)	(19%)
As a % of EOP Loans	1.18%	1.30%	1.25%	1.30%	1.06%

(1)Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)Average yield is gross interest revenue earned on loans divided by average loans.
(5)Net interest revenue includes certain fees that are recorded as interest revenue.
(6)Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(7)The decrease in loans 30-89 days past due at June 30, 2020 reflect the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Net Interest Revenue	$4,869	$5,041	$5,062	$5,036	$4,707	(7%)	(3%)	$9,766	$9,743	-
Non-Interest Revenue	97	138	191	188	35	(81%)	(64%)	200	223	12%
Total Revenues, Net of Interest Expense	4,966	5,179	5,253	5,224	4,742	(9%)	(5%)	9,966	9,966	-
Total Operating Expenses	2,621	2,511	2,450	2,536	2,346	(7%)	(10%)	5,193	4,882	(6%)
Net Credit Losses on Loans	1,417	1,350	1,408	1,526	1,484	(3%)	5%	2,825	3,010	7%
Credit Reserve Build / (Release) for Loans	81	161	109	2,362	1,499	(37%)	NM	199	3,861	NM
Provision for Credit Losses on Unfunded Lending Commitments	-	2	2	(1)	-	100%	-	(3)	(1)	67%
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	6	4	3	5	19	NM	NM	12	24	100%
Provisions for Credit Losses and for Benefits and Claims	1,504	1,517	1,522	3,892	3,002	(23%)	100%	3,033	6,894	NM
Income (Loss) from Continuing Operations before Taxes	841	1,151	1,281	(1,204)	(606)	50%	NM	1,740	(1,810)	NM
Income Taxes (Benefits)	178	267	311	(294)	(147)	50%	NM	370	(441)	NM
Income (Loss) from Continuing Operations	663	884	970	(910)	(459)	50%	NM	1,370	(1,369)	NM
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	$663	$884	$970	$(910)	$(459)	50%	NM	$1,370	$(1,369)	NM
Average Assets (in billions)	$229	$235	$237	$246	$264	7%	15%	$228	$255	12%
Return on Average Assets	1.16%	1.49%	1.62%	(1.49%)	(0.70%)			1.21%	(1.08%)
Efficiency Ratio	53%	48%	47%	49%	49%			52%	49%

Net Credit Losses as a % of Average Loans	3.07%	2.84%	2.90%	3.18%	3.30%			3.07%	3.23%

Revenue by Business
Retail Banking	$1,159	$1,131	$1,108	$1,130	$1,122	(1%)	(3%)	$2,290	$2,252	(2%)
Citi-Branded Cards	2,197	2,334	2,439	2,347	2,218	(5%)	1%	4,392	4,565	4%
Citi Retail Services	1,610	1,714	1,706	1,747	1,402	(20%)	(13%)	3,284	3,149	(4%)
Total	$4,966	$5,179	$5,253	$5,224	$4,742	(9%)	(5%)	$9,966	$9,966	-

Net Credit Losses on Loans by Business
Retail Banking	$40	$40	$42	$37	$33	(11%)	(18%)	$79	$70	(11%)
Citi-Branded Cards	723	712	723	795	795	-	10%	1,429	1,590	11%
Citi Retail Services	654	598	643	694	656	(5%)	-	1,317	1,350	3%
Total	$1,417	$1,350	$1,408	$1,526	$1,484	(3%)	5%	$2,825	$3,010	7%

Income (Loss) from Continuing Operations by Business
Retail Banking	$56	$67	$52	$(73)	$(82)	(12%)	NM	$77	$(155)	NM
Citi-Branded Cards	364	441	555	(529)	(381)	28%	NM	746	(910)	NM
Citi Retail Services	243	376	363	(308)	4	NM	(98%)	547	(304)	NM
Total	$663	$884	$970	$(910)	$(459)	50%	NM	$1,370	$(1,369)	NM

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	688	687	687	687	687	-	-
Accounts (in millions)	9.1	9.1	9.1	9.1	9.1	-	-
Average Deposits	$151.6	$153.6	$156.2	$161.3	$172.5	7%	14%
Investment Sales	9.6	9.6	9.8	12.4	11.0	(11%)	15%
Investment AUMs	68.2	68.5	72.2	62.0	69.3	12%	2%

Average Loans	47.8	48.6	49.8	50.5	52.2	3%	9%

EOP Loans:
Mortgages	45.3	46.3	47.5	47.9	48.9	2%	8%
Personal, Small Business and Other	2.9	2.8	2.8	2.9	4.2	45%	45%
Total EOP Loans	$48.2	$49.1	$50.3	$50.8	$53.1	5%	10%

Mortgage Originations (1)	$3.9	$5.0	$6.0	$4.1	$6.4	56%	64%

Third Party Mortgage Servicing Portfolio (EOP)	44.5	44.2	43.8	43.9	43.5	(1%)	(2%)

Net Servicing and Gain/(Loss) on Sale (in millions)	31.3	32.9	38.2	86.3	81.8	(5%)	NM

Saleable Mortgage Rate Locks	1.5	1.9	2.0	2.9	2.2	(24%)	47%

Net Interest Revenue on Loans (in millions)	175	171	178	184	179	(3%)	2%
As a % of Average Loans	1.47%	1.40%	1.42%	1.47%	1.38%

Net Credit Losses on Loans (in millions)	$40	$40	$42	$37	$33	(11%)	(18%)
As a % of Average Loans	0.34%	0.33%	0.33%	0.29%	0.25%

Loans 90+ Days Past Due (in millions)(2)	$133	$125	$146	$161	$182	13%	37%
As a % of EOP Loans	0.28%	0.26%	0.29%	0.32%	0.35%
Loans 30-89 Days Past Due (in millions)(2)	$341	$313	$334	$298	$440	48%	29%
As a % of EOP Loans	0.72%	0.65%	0.67%	0.59%	0.84%

(1)Originations of residential first mortgages.
(2)The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $162 million and ($0.6 billion), $150 million and ($0.6 billion), $135 million and ($0.5 billion), $124 million and ($0.5 billion), and $130 million and ($0.5 billion) as of June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $89 million and ($0.6 billion), $78 million and ($0.6 billion), $72 million and ($0.5 billion), and $64 million and ($0.5 billion), and $86 million and ($0.5 billion) as of June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.8	34.7	34.9	35.0	34.6	(1%)	(1%)
Purchase Sales (in billions)	$93.2	$93.5	$98.1	$85.8	$73.8	(14%)	(21%)
Average Loans (in billions)(1)	88.4	90.5	92.4	92.3	82.6	(11%)	(7%)
EOP Loans (in billions)(1)	90.6	91.5	96.3	88.4	82.6	(7%)	(9%)
Average Yield (2)	11.13%	11.19%	10.96%	10.86%	10.73%	(1%)	(4%)

Total Net Interest Revenue (3)	$1,974	$2,084	$2,144	$2,142	$2,003	(6%)	1%
As a % of Avg. Loans (3)	8.96%	9.14%	9.21%	9.33%	9.75%
Net Credit Losses on Loans	$723	$712	$723	$795	$795	-	10%
As a % of Average Loans	3.28%	3.12%	3.10%	3.46%	3.87%
Net Credit Margin (4)	$1,470	$1,621	$1,715	$1,550	$1,417	(9%)	(4%)
As a % of Average Loans (4)	6.67%	7.11%	7.36%	6.75%	6.90%
Loans 90+ Days Past Due	$799	$807	$915	$891	$784	(12%)	(2%)
As a % of EOP Loans	0.88%	0.88%	0.95%	1.01%	0.95%
Loans 30-89 Days Past Due(5)	$705	$800	$814	$770	$594	(23%)	(16%)
As a % of EOP Loans	0.78%	0.87%	0.85%	0.87%	0.72%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted)(1)
EOP Open Accounts	84.1	83.0	82.9	81.9	80.1	(2%)	(5%)
Purchase Sales (in billions)	$22.5	$21.7	$25.1	$18.0	$16.9	(6%)	(25%)
Average Loans (in billions)(1)	49.1	49.7	50.5	50.5	46.2	(9%)	(6%)
EOP Loans (in billions)(1)	49.6	50.0	52.9	48.9	45.4	(7%)	(8%)
Average Yield (2)	18.10%	18.08%	17.66%	17.78%	17.29%	(3%)	(4%)

Total Net Interest Revenue (3)	$2,036	$2,136	$2,121	$2,119	$1,887	(11%)	(7%)
As a % of Avg. Loans (3)	16.63%	17.05%	16.66%	16.88%	16.43%
Net Credit Losses on Loans	$654	$598	$643	$694	$656	(5%)	-
As a % of Average Loans	5.34%	4.77%	5.05%	5.53%	5.71%
Net Credit Margin (4)	$953	$1,113	$1,061	$1,048	$741	(29%)	(22%)
As a % of Avg. Loans (4)	7.79%	8.88%	8.34%	8.35%	6.45%
Loans 90+ Days Past Due	$840	$923	$1,012	$958	$811	(15%)	(3%)
As a % of EOP Loans	1.69%	1.85%	1.91%	1.96%	1.79%
Loans 30-89 Days Past Due(5)	$831	$943	$945	$903	$611	(32%)	(26%)
As a % of EOP Loans	1.68%	1.89%	1.79%	1.85%	1.35%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(5)	The decrease in loans 30-89 days past due at June 30, 2020 reflect the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1)

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Net Interest Revenue	$918	$913	$931	$887	$755	(15%)	(18%)	$1,795	$1,642	(9%)
Non-Interest Revenue (2)	402	356	446	312	295	(5%)	(27%)	797	607	(24%)
Total Revenues, Net of Interest Expense	1,320	1,269	1,377	1,199	1,050	(12%)	(20%)	2,592	2,249	(13%)
Total Operating Expenses	704	724	782	699	604	(14%)	(14%)	1,377	1,303	(5%)
Net Credit Losses on Loans	279	275	259	277	209	(25%)	(25%)	575	486	(15%)
Credit Reserve Build / (Release) for Loans	3	(34)	(5)	265	202	(24%)	NM	1	467	NM
Provision for Credit Losses on Unfunded Lending Commitments	-	-	-	-	-	-	-	-	-	-
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	13	13	22	15	16	7%	23%	19	31	63%
Provisions for Credit Losses and for Benefits and Claims (PBC)	295	254	276	557	427	(23%)	45%	595	984	65%
Income (Loss) from Continuing Operations before Taxes	321	291	319	(57)	19	NM	(94%)	620	(38)	NM
Income Taxes (Benefits)	87	74	85	(21)	1	NM	(99%)	170	(20)	NM
Income (Loss) from Continuing Operations	234	217	234	(36)	18	NM	(92%)	450	(18)	NM
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income (Loss)	$234	$217	$234	$(36)	$18	NM	(92%)	$450	$(18)	NM
Average Assets (in billions)	$34	$35	$37	$35	$30	(14%)	(12%)	$34	$33	(3%)
Return on Average Assets	2.76%	2.46%	2.51%	(0.41%)	0.24%			2.67%	(0.11%)
Efficiency Ratio	53%	57%	57%	58%	58%			53%	58%

Net Credit Losses on Loans as a percentage of Average Loans	6.54%	6.42%	5.91%	6.67%	6.27%			6.74%	6.47%

Revenue by Business
Retail Banking	$903	$851	$932	$783	$705	(10%)	(22%)	$1,802	$1,488	(17%)
Citi-Branded Cards	417	418	445	416	345	(17%)	(17%)	790	761	(4%)
Total	$1,320	$1,269	$1,377	$1,199	$1,050	(12%)	(20%)	$2,592	$2,249	(13%)

Net Credit Losses on Loans by Business
Retail Banking	$123	$119	$116	$130	$94	(28%)	(24%)	$259	$224	(14%)
Citi-Branded Cards	156	156	143	147	115	(22%)	(26%)	316	262	(17%)
Total	$279	$275	$259	$277	$209	(25%)	(25%)	$575	$486	(15%)

Income from Continuing Operations by Business
Retail Banking	$164	$134	$141	$(23)	$(2)	91%	NM	$325	$(25)	NM
Citi-Branded Cards	70	83	93	(13)	20	NM	(71%)	125	7	(94%)
Total	$234	$217	$234	$(36)	$18	NM	(92%)	$450	$(18)	NM

FX Translation Impact
Total Revenue - as Reported	$1,320	$1,269	$1,377	$1,199	$1,050	(12%)	(20%)	$2,592	$2,249	(13%)
Impact of FX Translation(2)	(193)	(169)	(210)	(111)	-			(266)	-
Total Revenues - Ex-FX(2)	$1,127	$1,100	$1,167	$1,088	$1,050	(3%)	(7%)	$2,326	$2,249	(3%)

Total Operating Expenses - as Reported	$704	$724	$782	$699	$604	(14%)	(14%)	$1,377	$1,303	(5%)
Impact of FX Translation(2)	(97)	(93)	(113)	(63)	-			(132)	-
Total Operating Expenses - Ex-FX (2)	$607	$631	$669	$636	$604	(5%)	-	$1,245	$1,303	5%

Total Provisions for Credit Losses and PBC - as Reported	$295	$254	$276	$557	$427	(23%)	45%	$595	$984	65%
Impact of FX Translation(2)	(52)	(38)	(46)	(60)	-			(70)	-
Total Provisions for Credit Losses and PBC - Ex-FX(2)	$243	$216	$230	$497	$427	(14%)	76%	$525	$984	87%

Net Income (Loss) - as Reported	$234	$217	$234	$(36)	$18	NM	(92%)	$450	$(18)	NM
Impact of FX Translation(2)	(31)	(27)	(36)	11				(44)	-
Total Net Income (Loss) - Ex-FX(2)	$203	$190	$198	$(25)	$18	NM	(91%)	$406	$(18)	NM

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 2Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	1,459	1,458	1,419	1,411	1,406	-	(4%)
Accounts (in millions)	30.3	30.3	30.1	29.9	29.5	(1%)	(3%)
Average Deposits	$22.8	$22.5	$23.0	$22.9	$20.6	(10%)	(10%)
Investment Sales	3.4	3.4	3.7	3.7	3.1	(16%)	(9%)
Investment AUMs:
AUMS	23.0	23.9	25.4	20.1	22.2	10%	(3%)
AUMs Related to the Retirement Services Business	34.8	35.5	38.4	29.1	33.0	13%	(5%)
Total AUMs	57.8	59.4	63.8	49.2	55.2	12%	(4%)
Average Loans	11.5	11.4	11.6	11.1	9.1	(18%)	(21%)
EOP Loans:
Mortgages	4.2	4.2	4.4	3.5	3.4	(3%)	(19%)
Personal, Small Business and Other	7.2	7.0	7.3	5.7	5.6	(2%)	(22%)
Total EOP Loans	$11.4	$11.2	$11.7	$9.2	$9.0	(2%)	(21%)

Total Net Interest Revenue (in millions)(1)	$578	$572	$578	$548	$473	(14%)	(18%)
As a % of Average Loans (1)	20.16%	19.91%	19.77%	19.86%	20.91%
Net Credit Losses on Loans (in millions)	$123	$119	$116	$130	$94	(28%)	(24%)
As a % of Average Loans	4.29%	4.14%	3.97%	4.71%	4.15%
Loans 90+ Days Past Due (in millions)	$108	$97	$106	$90	$121	34%	12%
As a % of EOP Loans	0.95%	0.87%	0.91%	0.98%	1.34%
Loans 30-89 Days Past Due (in millions)	$191	$191	$180	$140	$151	8%	(21%)
As a % of EOP Loans	1.68%	1.71%	1.54%	1.52%	1.68%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.4	5.3	5.3	5.2	5.0	(4%)	(7%)
Purchase Sales	$4.7	$4.7	$5.4	$4.0	$2.6	(35%)	(45%)
Average Loans (2)	$5.6	$5.6	$5.8	$5.6	$4.3	(23%)	(23%)
EOP Loans (2)	$5.7	$5.5	$6.0	$4.5	$4.2	(7%)	(26%)
Average Yield (3)	25.21%	24.97%	24.91%	25.03%	25.50%	2%	1%

Total Net Interest Revenue (in millions)(4)	$340	$341	$353	$339	$282	(17%)	(17%)
As a % of Average Loans(4)	24.35%	24.16%	24.15%	24.35%	26.38%
Net Credit Losses on Loans (in millions)	$156	$156	$143	$147	$115	(22%)	(26%)
As a % of Average Loans	11.17%	11.05%	9.78%	10.56%	10.76%
Net Credit Margin (in millions)(5)	$268	$269	$307	$274	$233	(15%)	(13%)
As a % of Average Loans(5)	19.20%	19.06%	21.00%	19.68%	21.79%
Loans 90+ Days Past Due (in millions)	$169	$152	$165	$121	$160	32%	(5%)
As a % of EOP Loans	2.96%	2.76%	2.75%	2.69%	3.81%
Loans 30-89 Days Past Due (in millions)(6)	$159	$161	$159	$132	$111	(16%)	(30%)
As a % of EOP Loans	2.79%	2.93%	2.65%	2.93%	2.64%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.
(6)	The decrease in loans 30-89 days past due at June 30, 2020 reflect the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Net Interest Revenue	$1,170	$1,173	$1,188	$1,149	$1,072	(7%)	(8%)	$2,336	$2,221	(5%)
Non-Interest Revenue	677	668	641	602	475	(21%)	(30%)	1,329	1,077	(19%)
Total Revenues, Net of Interest Expense	1,847	1,841	1,829	1,751	1,547	(12%)	(16%)	3,665	3,298	(10%)
Total Operating Expenses	1,146	1,133	1,141	1,133	1,063	(6%)	(7%)	2,317	2,196	(5%)
Net Credit Losses on Loans	174	177	175	180	194	8%	11%	338	374	11%
Credit Reserve Build / (Release) for Loans	10	2	16	202	259	28%	NM	(10)	461	NM
Provision for Credit Losses on Unfunded Lending Commitments	-	-	-	-	-	-	-	-	-	-
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	-	-	-	-	3	NM	NM	-	3	NM
Provisions for Credit Losses and for Benefits and Claims (PBC)	184	179	191	382	456	19%	NM	328	838	NM
Income from Continuing Operations before Taxes	517	529	497	236	28	(88%)	(95%)	1,020	264	(74%)
Income Taxes (Benefits)	113	127	123	45	(15)	NM	NM	219	30	(86%)
Income from Continuing Operations	404	402	374	191	43	(77%)	(89%)	801	234	(71%)
Noncontrolling Interests	1	2	3	(1)	(2)	(100%)	NM	1	(3)	NM
Net Income	$403	$400	$371	$192	$45	(77%)	(89%)	$800	$237	(70%)
Average Assets (in billions)	$121	$122	$125	$125	$124	(1%)	2%	$121	$125	3%
Return on Average Assets	1.34%	1.30%	1.18%	0.62%	0.15%			1.33%	0.38%
Efficiency Ratio	62%	62%	62%	65%	69%			63%	67%

Net Credit Losses on Loans as a percentage of Average Loans	0.90%	0.90%	0.86%	0.90%	1.01%			0.88%	0.96%

Revenue by Business
Retail Banking	$1,140	$1,135	$1,084	$1,133	$1,009	(11%)	(11%)	$2,216	$2,142	(3%)
Citi-Branded Cards	707	706	745	618	538	(13%)	(24%)	1,449	1,156	(20%)
Total	$1,847	$1,841	$1,829	$1,751	$1,547	(12%)	(16%)	$3,665	$3,298	(10%)

Net Credit Losses on Loans by Business
Retail Banking	$62	$66	$69	$68	$77	13%	24%	$120	$145	21%
Citi-Branded Cards	112	111	106	112	117	4%	4%	218	229	5%
Total	$174	$177	$175	$180	$194	8%	11%	$338	$374	11%

Income from Continuing Operations by Business
Retail Banking	$297	$291	$231	$216	$155	(28%)	(48%)	$524	$371	(29%)
Citi-Branded Cards	107	111	143	(25)	(112)	NM	NM	277	(137)	NM
Total	$404	$402	$374	$191	$43	(77%)	(89%)	$801	$234	(71%)

FX Translation Impact
Total Revenue - as Reported	$1,847	$1,841	$1,829	$1,751	$1,547	(12%)	(16%)	$3,665	$3,298	(10%)
Impact of FX Translation (2)	(35)	(22)	(41)	(4)	-			(77)	-
Total Revenues - Ex-FX (2)	$1,812	$1,819	$1,788	$1,747	$1,547	(11%)	(15%)	$3,588	$3,298	(8%)

Total Operating Expenses - as Reported	$1,146	$1,133	$1,141	$1,133	$1,063	(6%)	(7%)	$2,317	$2,196	(5%)
Impact of FX Translation (2)	(24)	(14)	(27)	(5)	-			(54)	-
Total Operating Expenses - Ex-FX (2)	$1,122	$1,119	$1,114	$1,128	$1,063	(6%)	(5%)	$2,263	$2,196	(3%)

Provisions for Credit Losses and PBC - as Reported	$184	$179	$191	$382	$456	19%	NM	$328	$838	NM
Impact of FX Translation (2)	(5)	(4)	(5)	(2)	-			(13)	-
Total Provisions for Credit Losses and PBC - Ex-FX (2)	$179	$175	$186	$380	$456	20%	NM	$315	$838	NM

Net Income - as Reported	$403	$400	$371	$192	$45	(77%)	(89%)	$800	$237	(70%)
Impact of FX Translation (2)	(2)	(2)	(5)	2	-			(5)	-
Total Net Income - Ex-FX (2)	$401	$398	$366	$194	$45	(77%)	(89%)	$795	$237	(70%)

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. dollars at the 2Q20 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1)

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	252	249	242	236	234	(1%)	(7%)
Accounts (in millions)	16.1	16.4	16.7	16.9	16.9	-	5%
Average Deposits	$100.8	$100.7	$103.4	$105.9	$108.8	3%	8%
Investment Sales	$9.8	$10.9	$9.2	$13.5	$11.5	(15%)	17%
Investment AUMs	$65.4	$65.4	$68.9	$56.0	$62.4	11%	(5%)
Average Loans	$58.8	$59.5	$61.6	$61.5	$60.5	(2%)	3%
EOP Loans:
Mortgages	$32.4	$32.5	$33.2	$31.9	$33.3	4%	3%
Personal, Small Business and Other	27.7	27.8	29.6	28.3	28.2	-	2%
Total EOP Loans	$60.1	$60.3	$62.8	$60.2	$61.5	2%	2%

Total Net Interest Revenue (in millions)(2)	$682	$676	$673	$658	$628	(5%)	(8%)
As a % of Average Loans (2)	4.65%	4.51%	4.33%	4.30%	4.17%
Net Credit Losses on Loans (in millions)	$62	$66	$69	$68	$77	13%	24%
As a % of Average Loans	0.42%	0.44%	0.44%	0.44%	0.51%
Loans 90+ Days Past Due (in millions)	$175	$170	$186	$178	$194	9%	11%
As a % of EOP Loans	0.29%	0.28%	0.30%	0.30%	0.32%
Loans 30-89 Days Past Due (in millions)	$299	$299	$302	$356	$327	(8%)	9%
As a % of EOP Loans	0.50%	0.50%	0.48%	0.59%	0.53%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.2	15.2	15.2	15.2	14.9	(2%)	(2%)
Purchase Sales	$21.6	$21.9	$23.4	$19.8	$15.0	(24%)	(31%)
Average Loans (3)	$18.9	$18.8	$19.3	$18.8	$16.6	(12%)	(12%)
EOP Loans (3)	$19.2	$18.8	$19.9	$17.3	$16.8	(3%)	(13%)
Average Yield (4)	12.33%	12.39%	12.42%	12.37%	12.78%	3%	4%

Total Net Interest Revenue (in millions)(5)	$488	$497	$515	$491	$444	(10%)	(9%)
As a % of Average Loans(6)	10.36%	10.49%	10.59%	10.50%	10.76%
Net Credit Losses on Loans (in millions)	$112	$111	$106	$112	$117	4%	4%
As a % of Average Loans	2.38%	2.34%	2.18%	2.40%	2.83%
Net Credit Margin (in millions)(6)	$595	$595	$639	$506	$421	(17%)	(29%)
As a % of Average Loans(6)	12.63%	12.56%	13.14%	10.83%	10.20%
Loans 90+ Days Past Due	$202	$196	$207	$204	$214	5%	6%
As a % of EOP Loans	1.05%	1.04%	1.04%	1.18%	1.27%
Loans 30-89 Days Past Due	$257	$249	$267	$271	$269	(1%)	5%
As a % of EOP Loans	1.34%	1.32%	1.34%	1.57%	1.60%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Commissions and Fees	$1,079	$1,126	$1,103	$1,222	$1,027	(16%)	(5%)	$2,233	$2,249	1%
Administration and Other Fiduciary Fees	709	707	657	691	684	(1%)	(4%)	1,392	1,375	(1%)
Investment Banking	1,101	1,045	1,181	1,231	1,526	24%	39%	2,214	2,757	25%
Principal Transactions	1,936	2,583	1,405	5,359	3,909	(27%)	NM	4,574	9,268	NM
Other (1)	721	319	509	(114)	419	NM	(42%)	1,001	305	(70%)
Total Non-Interest Revenue	5,546	5,780	4,855	8,389	7,565	(10%)	36%	11,414	15,954	40%
Net Interest Revenue (including Dividends)	4,509	4,071	4,522	4,095	4,572	12%	1%	8,659	8,667	-
Total Revenues, Net of Interest Expense	10,055	9,851	9,377	12,484	12,137	(3%)	21%	20,073	24,621	23%
Total Operating Expenses	5,548	5,611	5,446	5,810	5,933	2%	7%	11,167	11,743	5%
Net Credit Losses on Loans	91	110	115	127	324	NM	NM	169	451	NM
Credit Reserve Build / (Release) for Loans	52	36	57	1,316	3,370	NM	NM	(22)	4,686	NM
Provision for Credit Losses on Unfunded Lending Commitments	(11)	7	74	553	107	(81%)	NM	17	660	NM
Provisions for credit losses for HTM Debt Securities and Other Assets	-	-	-	8	53	NM	NM	-	61	NM
Provisions for Credit Losses and for Benefits and Claims	132	153	246	2,004	3,854	92%	NM	164	5,858	NM
Income from Continuing Operations before Taxes	4,375	4,087	3,685	4,670	2,350	(50%)	(46%)	8,742	7,020	(20%)
Income Taxes	950	858	807	1,044	470	(55%)	(51%)	1,905	1,514	(21%)
Income from Continuing Operations	3,425	3,229	2,878	3,626	1,880	(48%)	(45%)	6,837	5,506	(19%)
Noncontrolling Interests	10	8	11	(1)	5	NM	(50%)	21	4	(81%)
Net Income	$3,415	$3,221	$2,867	$3,627	$1,875	(48%)	(45%)	$6,816	$5,502	(19%)
EOP Assets (in billions)	$1,501	$1,525	$1,447	$1,723	$1,716	-	14%
Average Assets (in billions)	1,497	1,511	1,503	1,580	1,756	11%	17%	$1,479	$1,668	13%
Return on Average Assets (ROA)	0.91%	0.85%	0.76%	0.92%	0.43%			0.93%	0.66%
Efficiency Ratio	55%	57%	58%	47%	49%			56%	48%

Revenue by Region
North America	$3,632	$3,244	$3,314	$4,947	$4,987	1%	37%	$6,901	$9,934	44%
EMEA	2,960	3,138	2,738	3,470	3,392	(2%)	15%	6,130	6,862	12%
Latin America	1,307	1,294	1,297	1,418	1,207	(15%)	(8%)	2,575	2,625	2%
Asia	2,156	2,175	2,028	2,649	2,551	(4%)	18%	4,467	5,200	16%
Total Revenues, net of Interest Expense	$10,055	$9,851	$9,377	$12,484	$12,137	(3%)	21%	$20,073	$24,621	23%

Income (loss) from Continuing Operations by Region
North America	$1,050	$818	$895	$896	$660	(26%)	(37%)	$1,798	$1,556	(13%)
EMEA	1,005	1,060	677	1,035	493	(52%)	(51%)	2,130	1,528	(28%)
Latin America	519	487	565	526	(194)	NM	NM	1,059	332	(69%)
Asia	851	864	741	1,169	921	(21%)	8%	1,850	2,090	13%
Income from Continuing Operations	$3,425	$3,229	$2,878	$3,626	$1,880	(48%)	(45%)	$6,837	$5,506	(19%)

Average Loans by Region (in billions)
North America	$188	$189	$191	$196	$215	10%	14%	$185	$205	11%
EMEA	85	88	89	88	91	3%	7%	85	90	6%
Latin America	41	39	38	38	43	13%	5%	42	41	(2%)
Asia	73	73	73	73	73	-	-	74	73	(1%)
Total	$387	$389	$391	$395	$422	7%	9%	$386	$409	6%

EOP Deposits by Region (in billions)
North America	$356	$393	$375	$444	$471	6%	33%
EMEA	196	195	190	210	212	1%	8%
Latin America	34	34	36	36	40	10%	17%
Asia	166	173	167	188	185	(1%)	11%
Total	$752	$795	$768	$878	$908	3%	21%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$525	$548	$536	$621	$658	6%	25%
All Other ICG Businesses	227	247	232	257	250	(3%)	10%
Total	$752	$795	$768	$878	$908	3%	21%

(1)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Revenue Details
Investment Banking
Advisory	$232	$276	$373	$386	$229	(41%)	(1)%	$610	$615	1%
Equity Underwriting	314	247	240	180	491	NM	56%	486	671	38%
Debt Underwriting	737	705	738	788	1,039	32%	41%	1,541	1,827	19%
Total Investment Banking	1,283	1,228	1,351	1,354	1,759	30%	37%	2,637	3,113	18%
Treasury and Trade Solutions	2,587	2,559	2,608	2,423	2,307	(5%)	(11%)	5,126	4,730	(8%)
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges(1)	725	715	732	448	646	44%	(11%)	1,474	1,094	(26%)
Private Bank - Excluding Gain/(Loss) on Loan Hedges(1)	866	865	847	949	956	1%	10%	1,746	1,905	9%
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges)(1)	$5,461	$5,367	$5,538	$5,174	$5,668	10%	4%	$10,983	$10,842	(1%)

Gain/(Loss) on Loan Hedges(1)	(75)	(33)	(93)	816	(431)	NM	NM	(306)	385	NM
Total Banking Revenues including G/(L) on Loan Hedges(1)	$5,386	$5,334	$5,445	$5,990	$5,237	(13%)	(3%)	$10,677	$11,227	5%

Fixed Income Markets	$3,323	$3,211	$2,898	$4,786	$5,595	17%	68%	$6,775	$10,381	53%
Equity Markets	790	760	516	1,169	770	(34%)	(3%)	1,632	1,939	19%
Securities Services	682	664	647	645	619	(4%)	(9%)	1,320	1,264	(4%)
Other	(126)	(118)	(129)	(106)	(84)	21%	33%	(331)	(190)	43%
Total Markets and Securities Services	$4,669	$4,517	$3,932	$6,494	$6,900	6%	48%	$9,396	$13,394	43%

Total Revenues, net of Interest Expense	$10,055	$9,851	$9,377	$12,484	$12,137	(3%)	21%	$20,073	$24,621	23%

Taxable-equivalent adjustments (2)	$105	$122	$117	$86	$88	2%	(16%)	$209	$174	(17%)

Total ICG Revenues including taxable-equivalent adjustments(2)	$10,160	$9,973	$9,494	$12,570	$12,225	(3%)	20%	$20,282	$24,795	22%

Commissions and Fees	$198	$194	$216	$189	$154	(19%)	(22%)	$372	$343	(8%)
Principal Transactions (3)	1,870	2,080	1,334	3,549	4,009	13%	NM	4,247	7,558	78%
Other (4)	533	183	251	(63)	234	NM	(56%)	683	171	(75%)
Total Non-Interest Revenue	$2,601	$2,457	$1,801	$3,675	$4,397	20%	69%	$5,302	$8,072	52%
Net Interest Revenue	722	754	1,097	1,111	1,198	8%	66%	1,473	2,309	57%
Total Fixed Income Markets	$3,323	$3,211	$2,898	$4,786	$5,595	17%	68%	$6,775	$10,381	53%

Rates and Currencies	$2,118	$2,491	$2,214	$4,034	$3,582	(11%)	69%	$4,520	$7,616	68%
Spread Products / Other Fixed Income	1,205	720	684	752	2,013	NM	67%	2,255	2,765	23%
Total Fixed Income Markets	$3,323	$3,211	$2,898	$4,786	$5,595	17%	68%	$6,775	$10,381	53%

Commissions and Fees	$274	$287	$267	$362	$305	(16%)	11%	$567	$667	18%
Principal Transactions (3)	7	388	(16)	774	193	(75%)	NM	403	967	NM
Other	10	2	153	8	2	(75%)	(80%)	17	10	(41%)
Total Non-Interest Revenue	$291	$677	$404	$1,144	$500	(56%)	72%	$987	$1,644	67%
Net Interest Revenue	499	83	112	25	270	NM	(46%)	645	295	(54%)
Total Equity Markets	$790	$760	$516	$1,169	$770	(34%)	(3%)	$1,632	$1,939	19%

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the private bank and corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.
(3)	Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.
(4)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)
Net Interest Revenue	$484	$443	$294	$325	$(26)	NM	NM	$1,153	$299	(74%)
Non-interest revenue	86	(9)	248	(252)	316	NM	NM	(115)	64	NM
Total Revenues, Net of Interest Expense	570	434	542	73	290	NM	(49%)	1,038	363	(65%)
Total Operating Expenses	481	485	635	416	469	13%	(2%)	1,030	885	(14%)
Net Credit Losses	2	1	(13)	(2)	(5)	NM	NM	4	(7)	NM
Credit Reserve Build / (Release)	(20)	(16)	2	191	160	(16%)	NM	(46)	351	NM
Provisions for Benefits and Claims, HTM Debt Securities and Other Assets	-	-	-	(2)	3	NM	NM	-	1	100%
Provision for Unfunded Lending Commitments	(4)	-	(2)	5	6	20%	NM	(5)	11	NM
Total provisions for credit losses and for benefits and claims	(22)	(15)	(13)	192	164	(15%)	NM	(47)	356	NM
Income from Continuing Operations before Taxes	111	(36)	(80)	(535)	(343)	36%	NM	55	(878)	NM
Income Taxes (Benefits)(2)(3)(4)	45	(247)	(623)	(198)	(178)	10%	NM	(16)	(376)	NM
Income (Loss) from Continuing Operations	66	211	543	(337)	(165)	51%	NM	71	(502)	NM
Income (Loss) from Discontinued Operations, net of taxes	17	(15)	(4)	(18)	(1)	94%	NM	15	(19)	NM
Noncontrolling Interests	(1)	5	2	(4)	(3)	25%	NM	13	(7)	NM
Net Income (Loss)	$84	$191	$537	$(351)	$(163)	54%	NM	$73	$(514)	NM
EOP Assets (in billions)	$97	$96	$97	$94	$94	-	(3%)
Average Assets (in billions)	98	97	95	94	93	(1%)	(5%)	$99	$94	(5%)
Return on Average Assets	0.34%	0.78%	2.24%	(1.50%)	(0.70%)			0.15%	(1.10%)
Efficiency Ratio	84%	112%	117%	570%	162%			99%	244%

Consumer - North America - Key Indicators

Average Loans (in billions of dollars)	$12.3	$11.2	$10.4	$9.4	$8.9	(5%)	(28%)	$13.0	$9.2
EOP Loans (in billions of dollars)	11.6	10.8	9.6	9.1	8.6	(5%)	(26%)
Net Interest Revenue	81	75	77	74	86	16%	6%
As a % of Average Loans	2.64%	2.66%	2.94%	3.17%	3.89%
Net Credit Losses (Recoveries)	$4	$1	$(12)	$-	$(5)	NM	NM	$5	$(5)
As a % of Average Loans	0.13%	0.04%	(0.46%)	0.00%	(0.23%)			0.04%	-0.05%
Loans 90+ Days Past Due (4)	$327	$293	$278	$281	$295	5%	(10%)
As a % of EOP Loans	2.97%	2.82%	3.02%	3.23%	3.60%
Loans 30-89 Days Past Due (4)	$334	$288	$295	$252	$261	4%	(22%)
As a % of EOP Loans	3.04%	2.77%	3.21%	2.90%	3.18%

(1)	Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.
(2)	4Q19 includes discrete tax items of roughly $540 million, including an approximate $430 million benefit of a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(3)	3Q19 includes discrete tax items of roughly $230 million, including an approximate $180 million benefit of a reduction in Citi’s valuation allowance related to its DTAs.
(4)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $273 million and ($0.7 billion), $249 million and ($0.6 billion), $172 million and ($0.4 billion), $167 million and ($0.4 billion), and $173 million and ($0.4 billion) as of June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $124 million and ($0.7 billion), and $110 million and ($0.6 billion), $55 million and ($0.4 billion), and $58 million and ($0.4 billion), and $57 million and ($0.4 billion) as of June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, respectively.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second		First		Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2019	2020	2020(5)	2019	2020	2020(5)	2019		2020		2020(5)
Assets
Deposits with Banks	$192,483	$207,130	$305,485	$736	$527	$159	1.53%		1.02%		0.21%
Securities Borrowed and Purchased under Resale Agreements(6)	266,650	268,900	286,110	1,897	1,208	401	2.85%		1.81%		0.56%
Trading Account Assets(7)	245,726	252,458	279,945	2,143	1,594	1,675	3.50%		2.54%		2.41%
Investments	347,401	381,335	414,779	2,529	2,305	2,121	2.92%		2.43%		2.06%
Total Loans (net of Unearned Income)(8)	679,622	694,675	702,795	11,999	11,268	10,166	7.08%		6.52%		5.82%
Other Interest-Earning Assets	67,885	68,737	75,287	457	283	110	2.70%		1.66%		0.59%
Total Average Interest-Earning Assets	$1,799,767	$1,873,235	$2,064,401	$19,761	$17,185	$14,632	4.40%		3.69%		2.85%

Liabilities
Deposits (Excluding Deposit Insurance and FDIC Assessment)	$862,720	$934,451	$1,033,745	$3,095	$2,389	$1,199	1.44%		1.03%		0.47%
Deposit Insurance and FDIC Assessment	-	-	-	189	225	270
Total Deposits	862,720	934,451	1,033,745	3,284	2,614	1,469	1.53%		1.13%		0.57%
Securities Loaned and Sold under Repurchase Agreements(6)	189,045	198,510	224,775	1,724	1,085	453	3.66%		2.20%		0.81%
Trading Account Liabilities(7)	95,004	84,500	92,864	320	239	144	1.35%		1.14%		0.62%
Short-Term Borrowings	106,205	106,560	119,078	715	384	140	2.70%		1.45%		0.47%
Long-Term Debt(9)	202,524	202,192	221,524	1,719	1,325	1,303	3.40%		2.64%		2.37%
Total Average Interest-Bearing Liabilities	$1,455,498	$1,526,213	$1,691,984	$7,762	$5,647	$3,509	2.14%		1.49%		0.83%

Total Average Interest-Bearing Liabilities (Excluding Deposit Insurance and FDIC Assessment)	$1,455,498	$1,526,213	$1,691,986	$7,573	$5,422	$3,239	2.09%		1.43%		0.77%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,999	$11,538	$11,123	2.67%		2.48%		2.17%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,188	$11,763	$11,393	2.72%		2.53%		2.22%

2Q20 Increase (Decrease) from:							(50)	bps	(31)	bps

2Q20 Increase (Decrease) (Excluding Deposit Insurance and FDIC Assessment) from:							(50)	bps	(31)	bps

(1)	Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $49 million for 2Q19, $46 million for 1Q20 and $43 million for 2Q20.
(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	Second quarter of 2020 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19
Global Consumer Banking
North America	$153.0	$155.8	$160.5	$166.4	$180.5	8%	18%
Latin America	22.9	21.8	23.8	19.8	21.5	9%	(6%)
Asia (1)	102.7	102.3	106.7	107.8	112.5	4%	10%
Total	278.6	279.9	291.0	294.0	314.5	7%	13%

ICG
North America	355.9	393.2	374.2	444.6	472.2	6%	33%
EMEA	195.9	194.7	189.9	210.0	211.6	1%	8%
Latin America	34.0	34.3	36.2	36.1	39.7	10%	17%
Asia	166.2	172.7	167.4	187.6	184.9	(1%)	11%
Total	752.0	794.9	767.7	878.3	908.4	3%	21%

Corporate/Other	15.0	13.0	11.9	12.6	10.8	(14%)	(28%)

Total Deposits - EOP	$1,045.6	$1,087.8	$1,070.6	$1,184.9	$1,233.7	4%	18%

Total Deposits - Average	$1,039.9	$1,066.3	$1,089.5	$1,114.5	$1,233.9	11%	19%

Foreign Currency (FX) Translation Impact
Total EOP Deposits - as Reported	$1,045.6	$1,087.8	$1,070.6	$1,184.9	$1,233.7	4%	18%
Impact of FX Translation (2)	(15.6)	(6.0)	(16.2)	7.6	-
Total EOP Deposits - Ex-FX (2)	$1,030.0	$1,081.8	$1,054.4	$1,192.5	$1,233.7	3%	20%

(1)	Asia GCB includes deposits of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the second quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

EOP LOANS

(In billions of dollars)

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19
Global Consumer Banking

North America
Credit Cards	$140.2	$141.5	$149.2	$137.3	$128.0	(7%)	(9%)
Retail Banking	48.2	49.1	50.3	50.8	53.1	5%	10%
Total	188.4	190.6	199.5	188.1	$181.1	(4%)	(4%)

Latin America
Credit Cards	5.7	5.5	6.0	4.5	$4.2	(7%)	(26%)
Retail Banking	11.4	11.2	11.7	9.2	9.0	(2%)	(21%)
Total	17.1	16.7	17.7	13.7	$13.2	(4%)	(23%)

Asia (1)
Credit Cards	19.2	18.8	19.9	17.3	$16.8	(3%)	(13%)
Retail Banking	60.1	60.3	62.8	60.2	61.5	2%	2%
Total	79.3	79.1	82.7	77.5	$78.3	1%	(1%)

Total GCB Consumer Loans
Credit Cards	165.1	165.8	175.1	159.1	$149.0	(6%)	(10%)
Retail Banking	119.7	120.6	124.8	120.2	123.6	3%	3%
Total GCB	284.8	286.4	299.9	279.3	$272.6	(2%)	(4%)
Total Corporate/Other - Consumer	11.7	11.0	9.6	9.1	$8.5	(7%)	(27%)
Total Consumer Loans	$296.5	$297.4	$309.5	$288.4	$281.1	(3%)	(5%)

Corporate Loans - by Region
North America	$191.4	$190.9	$190.9	$223.5	$202.8	(9%)	6%
EMEA	87.8	91.9	87.4	93.8	88.1	(6%)	-
Latin America	40.2	38.1	39.1	41.3	42.1	2%	5%
Asia	72.8	73.4	72.5	74.0	71.2	(4%)	(2%)
Total Corporate Loans	392.2	394.3	389.9	432.6	$404.2	(7%)	3%

Corporate Loans - by Product
Corporate Lending	159.6	156.9	152.6	192.2	$170.3	(11%)	7%
Private Bank	102.6	105.3	109.0	112.0	108.3	(3%)	6%
Treasury and Trade Solutions	77.2	76.7	74.7	75.5	71.8	(5%)	(7%)
Markets and Securities Services	52.8	55.4	53.6	52.9	53.8	2%	2%
Total Corporate Loans	392.2	394.3	389.9	432.6	$404.2	(7%)	3%

Total Loans	$688.7	$691.7	$699.5	$721.0	$685.3	(5%)	-

Foreign Currency (FX) Translation Impact
Total EOP Loans - as Reported	$688.7	$691.7	$699.5	$721.0	$685.3	(5%)	-
Impact of FX Translation (2)	(10.4)	(4.3)	(11.0)	4.6	-
Total EOP Loans - Ex-FX (2)	$678.3	$687.4	$688.5	$725.6	$685.3	(6%)	1%

(1)	Asia GCB includes loans of certain EMEA countries for all periods presented.
(2)	Reflects the impact of FX translation into U.S. dollars at the second quarter of 2020 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

CONSUMER LOANS 90+ DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions)

						EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2019	2019	2019	2020	2020	2020
Global Consumer Banking(2)
Total	$2,426	$2,470	$2,737	$2,603	$2,466	$272.6
Ratio	0.85%	0.86%	0.91%	0.93%	0.91%

Retail Banking(2)
Total	$416	$392	$438	$429	$497	$123.6
Ratio	0.35%	0.33%	0.35%	0.36%	0.40%
North America(2)	$133	$125	$146	$161	$182	$53.1
Ratio	0.28%	0.26%	0.29%	0.32%	0.35%
Latin America	$108	$97	$106	$90	$121	$9.0
Ratio	0.95%	0.87%	0.91%	0.98%	1.34%
Asia(3)	$175	$170	$186	$178	$194	$61.5
Ratio	0.29%	0.28%	0.30%	0.30%	0.32%

Cards
Total	$2,010	$2,078	$2,299	$2,174	$1,969	$149.0
Ratio	1.22%	1.25%	1.31%	1.37%	1.32%
North America - Citi-Branded	$799	$807	$915	$891	$784	$82.6
Ratio	0.88%	0.88%	0.95%	1.01%	0.95%
North America - Retail Services	$840	$923	$1,012	$958	$811	$45.4
Ratio	1.69%	1.85%	1.91%	1.96%	1.79%
Latin America	$169	$152	$165	$121	$160	$4.2
Ratio	2.96%	2.76%	2.75%	2.69%	3.81%
Asia(3)	$202	$196	$207	$204	$214	$16.8
Ratio	1.05%	1.04%	1.04%	1.18%	1.27%

Corporate/Other - Consumer(2)	$327	$293	$278	$281	$295	$8.5
Ratio	2.97%	2.82%	3.02%	3.23%	3.60%

Total Citigroup(2)	$2,753	$2,763	$3,015	$2,884	$2,761	$281.1
Ratio	0.93%	0.93%	0.98%	1.00%	0.99%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)	The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.
(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

CONSUMER LOANS 30-89 DAYS DELINQUENCIES AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions)

						EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2019	2019	2019	2020	2020	2020

Global Consumer Banking(2)
Total	$2,783	$2,956	$3,001	$2,870	$2,503	$272.6
Ratio	0.98%	1.03%	1.00%	1.03%	0.92%

Retail Banking(2)
Total	$831	$803	$816	$794	$918	$123.6
Ratio	0.70%	0.67%	0.66%	0.66%	0.75%
North America(2)	$341	$313	$334	$298	$440	$53.1
Ratio	0.72%	0.65%	0.67%	0.59%	0.84%
Latin America	$191	$191	$180	$140	$151	$9.0
Ratio	1.68%	1.71%	1.54%	1.52%	1.68%
Asia (3)	$299	$299	$302	$356	$327	$61.5
Ratio	0.50%	0.50%	0.48%	0.59%	0.53%

Cards(3)
Total	$1,952	$2,153	$2,185	$2,076	$1,585	$149.0
Ratio	1.18%	1.30%	1.25%	1.30%	1.06%
North America - Citi-Branded	$705	$800	$814	$770	$594	$82.6
Ratio	0.78%	0.87%	0.85%	0.87%	0.72%
North America - Retail Services	$831	$943	$945	$903	$611	$45.4
Ratio	1.68%	1.89%	1.79%	1.85%	1.35%
Latin America	$159	$161	$159	$132	$111	$4.2
Ratio	2.79%	2.93%	2.65%	2.93%	2.64%
Asia (4)	$257	$249	$267	$271	$269	$16.8
Ratio	1.34%	1.32%	1.34%	1.57%	1.60%

Corporate/Other - Consumer(2)	$334	$288	$295	$252	$261	$8.5
Ratio	3.04%	2.77%	3.21%	2.90%	3.18%

Total Citigroup(2)	$3,117	$3,244	$3,296	$3,122	$2,764	$281.1
Ratio	1.06%	1.10%	1.07%	1.09%	0.99%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)	The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.
(3)	The decrease in loans 30-89 days past due at June 30, 2020 reflect the impact of loan modifications that were implemented during the second quarter of 2020 related to various COVID-19 consumer relief programs.
(4)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS Page 1

(In millions of dollars)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Total Citigroup
Allowance for Credit Losses on Loans (ACLL) at Beginning of Period(1)	$12,329	$12,466	$12,530	$12,783	$20,841			$12,315	$12,783
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	4,201	-	(100%)	-	-	4,201	NM
Adjusted ACLL at Beginning of Period	12,329	12,466	12,530	16,984	20,841	23%	69%	12,315	16,984	38%

Gross Credit (Losses) on Loans	(2,354)	(2,281)	(2,361)	(2,479)	(2,528)	(2%)	(7%)	(4,699)	(5,007)	(7%)
Gross Recoveries on Loans	391	368	417	371	322	(13%)	(18%)	788	693	(12%)
Net Credit (Losses) / Recoveries on Loans (NCLs)	(1,963)	(1,913)	(1,944)	(2,108)	(2,206)	5%	12%	(3,911)	(4,314)	10%
NCLs	1,963	1,913	1,944	2,108	2,206	5%	12%	3,911	4,314	10%
Net Reserve Builds / (Releases) for Loans(2)	53	132	112	4,112	4,856	18%	NM	120	8,968	NM
Net Specific Reserve Builds / (Releases) for Loans	73	17	67	224	634	NM	NM	2	858	NM
Provision for Credit Losses on Loans (PCLL)	2,089	2,062	2,123	6,444	7,696	19%	NM	4,033	14,140	NM
Other, net(3)(4)(5)(6)(7)(8)	11	(85)	74	(479)	89	NM	NM	29	(390)
ACLL at End of Period(1) (a)	$12,466	$12,530	$12,783	$20,841	$26,420			$12,466	$26,420

Allowance for Credit Losses on Unfunded Lending Commitments (ACLUC)(9)(10) (a)	$1,376	$1,385	$1,456	$1,813	$1,859			$1,376	$1,859

Provision (Release) for Credit Losses on Unfunded Lending Commitments	$(15)	$9	$74	$557	$113			$9	$670

Total Allowance for Credit Losses on Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,842	$13,915	$14,239	$22,654	$28,279			$13,842	$28,279

Total ACLL as a Percentage of Total Loans(11)	1.82%	1.82%	1.84%	2.91%	3.89%

Consumer
ACLL at Beginning of Period(1)	$9,598	$9,679	$9,727	$9,897	$17,390			$9,504	$9,897
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	4,922	-	(100%)	-	-	4,922	NM
Adjusted ACLL at Beginning of Period	9,598	9,679	9,727	14,819	17,390	17%	81%	9,504	14,819	56%

NCLs	(1,874)	(1,803)	(1,830)	(1,981)	(1,882)	(5%)	-	(3,743)	(3,863)	3%
NCLs	1,874	1,803	1,830	1,981	1,882	(5%)	-	3,743	3,863	3%
Net Reserve Builds / (Releases) for Loans(2)	3	95	107	2,844	1,973	(31%)	NM	66	4,817	NM
Net Specific Reserve Builds / (Releases) for Loans	70	18	11	176	148	(16%)	NM	78	324	NM
Provision for Credit Losses on Loans (PCLL)	1,947	1,916	1,948	5,001	4,003	(20%)	NM	3,887	9,004	NM
Other, net(3)(4)(5)(6)(7)(8)	8	(65)	52	(449)	85	NM	NM	31	(364)	NM
ACLL at End of Period(1) (b)	$9,679	$9,727	$9,897	$17,390	$19,596			$9,679	$19,596

Consumer ACLUC(9) (b)	$-	$2	$4	$-	$-			$-	$-

Provision (Release) for Credit Losses on Unfunded Lending Commitments	$-	$2	$2	$(1)	$-			$(3)	$(1)

Total Allowance for Credit Losses on Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,679	$9,729	$9,901	$17,390	$19,596			$9,679	$19,596

Consumer ACLL as a Percentage of Total Consumer Loans	3.26%	3.27%	3.20%	6.03%	6.97%

Corporate
ACLL at Beginning of Period(1)	$2,731	$2,787	$2,803	$2,886	$3,451			$2,811	$2,886
Adjustment to Opening Balance for CECL Adoption(1)	-	-	-	(721)	-	100%	-	-	(4,922)	NM
Adjusted ACLL at Beginning of Period	2,731	2,787	2,803	2,165	3,451	59%	26%	2,811	2,165	(23%)

NCLs	(89)	(110)	(114)	(127)	(324)	NM	NM	(168)	(451)	NM
NCLs	89	110	114	127	324	NM	NM	168	451	NM
Net Reserve Builds / (Releases) for Loans	50	37	5	1,268	2,883	NM	NM	54	4,151	NM
Net Specific Reserve Builds / (Releases) for Loans	3	(1)	56	48	486	NM	NM	(76)	534	NM
Provision for Credit Losses on Loans (PCLL)	142	146	175	1,443	3,693	NM	NM	146	5,136	NM
Other, net(3)	3	(20)	22	(30)	4			(2)	(26)
ACLL at End of Period(1) (c)	$2,787	$2,803	$2,886	$3,451	$6,824			$2,787	$6,824

Corporate ACLUC(9)(10) (c)	$1,376	$1,383	$1,452	$1,813	$1,859			$1,376	$1,859

Provision (Release) for Credit Losses on Unfunded Lending Commitments	$(15)	$7	$72	$558	$113			$12	$671

Total Allowance for Credit Losses on Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$4,163	$4,186	$4,338	$5,264	$8,683			$4,163	$8,683

Corporate ACLL as a Percentage of Total Corporate Loans(11)	0.72%	0.72%	0.75%	0.81%	1.71%

Footnotes to this table are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 23).

(1)	On January 1, 2020, Citi adopted Accounting Standards Update (ASU) No. 2016 - 13, Financial Instruments – Credit Losses (CECL) (Topic 326). The ASU introduces a new credit loss methodology requiring earlier recognition of credit losses while also providing additional transparency about credit risk. On January 1, 2020, Citi recorded a $4.1 billion, or an approximate 29%, pretax increase in the Allowance for credit losses, along with a $3.1 billion after-tax decrease in Retained earnings and a deferred tax asset increase of $1.0 billion. This transition impact reflects (i) a $4.9 billion build to the Allowance for credit losses for Citi’s consumer exposures, primarily driven by the impact on credit card receivables of longer estimated tenors under the CECL lifetime expected credit loss methodology compared to shorter estimated tenors under the probable loss methodology under prior U.S. GAAP, net of recoveries; and (ii) a release of $0.8 billion of reserves related to Citi’s corporate net loan loss exposures, largely due to more precise contractual maturities that result in shorter remaining tenors, incorporation of recoveries and use of more specific historical loss data based on an increase in portfolio segmentation across industries and geographies.

Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb losses in the portfolios. The balances on page 23 do not include approximately $0.2 billion of allowance for HTM debt securities and other assets at June 30, 2020.

(2)	During 2Q20, Citi`s updated its ACLL estimate of lifetime credit losses resulting from a change in accounting for variable post-charge-off third-party agency collection costs in its U.S. Consumer businesses. These costs were previously recorded as a reduction in credit recoveries and thus impacted estimated lifetime credit losses. After June 30, 2020, these costs will be recorded as operating expenses for future periods as they are incurred.The impact of this accounting change resulted in an approximate $426 million reduction in Citi's estimated ACLL at June 30, 2020.
(3)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)	2Q19 Consumer includes an increase of approximately $13 million related to FX translation. The Corporate allowance is predominantly sourced in U.S. dollars.

(5)	3Q19 Consumer includes a decrease of approximately $65 million related to FX translation. The Corporate allowance is predominantly sourced in U.S. dollars.

(6)	4Q19 Consumer includes a reduction of approximately $33 million related to the sale or transfers to HFS of various loan portfolios. In addition, the fourth quarter includes an increase of approximately $86 million related to FX translation. The Corporate allowance is predominantly sourced in U.S. dollars.

(7)	1Q20 Consumer includes a decrease of approximately $456 million related to FX translation. The Corporate allowance is predominantly sourced in U.S. dollars.

(8)	2Q20 Consumer includes an increase of approximately $86 million related to FX translation. The Corporate allowance is predominantly sourced in U.S. dollars.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)	The June 30, 2020 Corporate ACLUC includes a non-provision transfer of $68 million, representing reserves on performance guarantees as of March 31, 2020. The reserves on these contracts have been reclassified out of the allowance for credit losses on unfunded lending commitments and into other liabilities as of June 30, 2020.
(11)	June 30, 2019, September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 exclude $3.8 billion, $3.8 billion, $4.1 billion, $4.0 billion and $5.8 billion, respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMPONENTS OF PROVISION FOR CREDIT LOSSES ON LOANS

(In millions of dollars)

						2Q20 Increase/		Six	Six	YTD 2020 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2019 Increase/
	2019	2019	2019	2020	2020	1Q20	2Q19	2019	2020	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,870	$1,802	$1,842	$1,983	$1,887	(5%)	1%	$3,738	$3,870	4%
Credit Reserve Build / (Release)	94	129	120	2,829	1,960	(31%)	NM	190	4,789	NM
North America
Net Credit Losses	1,417	1,350	1,408	1,526	1,484	(3%)	5%	2,825	3,010	7%
Credit Reserve Build / (Release)	81	161	109	2,362	1,499	(37%)	NM	199	3,861	NM
Retail Banking
Net Credit Losses	40	40	42	37	33	(11%)	(18%)	79	70	(11%)
Credit Reserve Build / (Release)	(4)	(1)	(2)	178	179	1%	NM	(7)	357	NM
Citi-Branded Cards
Net Credit Losses	723	712	723	795	795	-	10%	1,429	1,590	11%
Credit Reserve Build / (Release)	64	141	115	1,294	1,128	(13%)	NM	140	2,422	NM
Citi Retail Services
Net Credit Losses	654	598	643	694	656	(5%)	-	1,317	1,350	3%
Credit Reserve Build / (Release)	21	21	(4)	890	192	(78%)	NM	66	1,082	NM
Latin America
Net Credit Losses	279	275	259	277	209	(25%)	(25%)	575	486	(15%)
Credit Reserve Build / (Release)	3	(34)	(5)	265	202	(24%)	NM	1	467	NM
Retail Banking
Net Credit Losses	123	119	116	130	94	(28%)	(24%)	259	224	(14%)
Credit Reserve Build / (Release)	(14)	(28)	(22)	122	130	7%	NM	(13)	252	NM
Citi-Branded Cards
Net Credit Losses	156	156	143	147	115	(22%)	(26%)	316	262	(17%)
Credit Reserve Build / (Release)	17	(6)	17	143	72	(50%)	NM	14	215	NM
Asia (1)
Net Credit Losses	174	177	175	180	194	8%	11%	338	374	11%
Credit Reserve Build / (Release)	10	2	16	202	259	28%	NM	(10)	461	NM
Retail Banking
Net Credit Losses	62	66	69	68	77	13%	24%	120	145	21%
Credit Reserve Build / (Release)	3	5	7	107	79	(26%)	NM	7	186	NM
Citi-Branded Cards
Net Credit Losses	112	111	106	112	117	4%	4%	218	229	5%
Credit Reserve Build / (Release)	7	(3)	9	95	180	89%	NM	(17)	275	NM

Institutional Clients Group
Net Credit Losses	91	110	115	127	324	NM	NM	169	451	NM
Credit Reserve Build / (Release)	52	36	57	1,316	3,370	NM	NM	(22)	4,686	NM

Corporate / Other
Net Credit Losses	2	1	(13)	(2)	(5)	NM	NM	4	(7)	NM
Credit Reserve Build / (Release)	(20)	(16)	2	191	160	(16%)	NM	(46)	351	NM

Total Provision for Credit Losses on Loans	$2,089	$2,062	$2,123	$6,444	$7,696	19%	NM	$4,033	$14,140	NM

(1)Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q20 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2019	2019	2019	2020	2020	1Q20	2Q19
Non-Accrual Loans(1)
Corporate Non-Accrual Loans by Region
North America	$913	$1,056	$1,214	$1,138	$2,466	NM	NM
EMEA	321	307	430	720	812	13%	NM
Latin America	353	399	473	447	585	31%	66%
Asia	80	84	71	179	153	(15%)	91%
Total	$1,667	$1,846	$2,188	$2,484	$4,016	62%	NM

Consumer Non-Accrual Loans by Region(2)
North America	$1,082	$1,013	$905	$926	$928	-	(14%)
Latin America	629	595	632	489	608	24%	(3%)
Asia(3)	260	258	279	284	293	3%	13%
Total	$1,971	$1,866	$1,816	$1,699	$1,829	8%	(7%)

Other Real Estate Owned (OREO)(4)
Institutional Clients Group	$34	$20	$18	$19	$17	(11%)	(50%)
Global Consumer Banking	11	10	6	4	4	-	(64%)
Corporate/Other	37	42	37	27	23	(15%)	(38%)
Total	$82	$72	$61	$50	$44	(12%)	(46%)

OREO by Region
North America	$47	$51	$39	$35	$32	(9%)	(32%)
EMEA	1	1	1	1	-	(100%)	(100%)
Latin America	14	14	14	6	6	-	(57%)
Asia	20	6	7	8	6	(25%)	(70%)
Total	$82	$72	$61	$50	$44	(12%)	(46%)

Non-Accrual Assets (NAA)(5)
Corporate Non-Accrual Loans	$1,667	$1,846	$2,188	$2,484	$4,016	62%	NM
Consumer Non-Accrual Loans	1,971	1,866	1,816	1,699	1,829	8%	(7%)
Non-Accrual Loans (NAL)	3,638	3,712	4,004	4,183	5,845	40%	61%
OREO	82	72	61	50	44	(12%)	(46%)
Non-Accrual Assets (NAA)	$3,720	$3,784	$4,065	$4,233	$5,889	39%	58%

NAL as a percentage of Total Loans	0.53%	0.54%	0.57%	0.58%	0.85%
NAA as a percentage of Total Assets	0.19%	0.19%	0.21%	0.19%	0.26%

Allowance for Loan Losses as a percentage of NAL	343%	338%	319%	498%	452%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.
(2)	For 4Q19 and prior, excludes Statement of Position (SOP) 03-3 purchased distressed loans. For 1Q20, non-accrual loans include purchased credit default loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.
(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
Common Equity Tier 1 Capital Ratio and Components(1)	2019	2019	2019	2020	2020(2)
Citigroup Common Stockholders' Equity(3)	$179,534	$177,052	$175,414	$174,502	$173,793
Add: Qualifying noncontrolling interests	154	145	154	138	145
Regulatory Capital Adjustments and Deductions:
Add:
CECL transition and 25% provision deferral(4)	-	-	-	4,300	5,612
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax(5)	75	328	123	2,020	2,094
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax(6)	(85)	181	(679)	2,838	393
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(7)	21,793	21,498	21,066	20,123	20,275
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,264	4,132	4,087	3,953	3,866
Defined benefit pension plan net assets	969	990	803	1,052	960
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	11,547	11,487	12,370	12,259	12,313
Common Equity Tier 1 Capital (CET1)	$141,125	$138,581	$137,798	$136,695	$139,649
Risk-Weighted Assets (RWA)(4)(9)	$1,187,328	$1,197,050	$1,166,523	$1,224,136	$1,210,429
Common Equity Tier 1 Capital Ratio (CET1/RWA)	11.89%	11.58%	11.81%	11.17%	11.5%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(4)	$141,125	$138,581	$137,798	$136,695	$139,649
Additional Tier 1 Capital (AT1)(8)	17,981	19,452	18,007	17,609	17,990
Total Tier 1 Capital (T1C) (CET1 + AT1)	$159,106	$158,033	$155,805	$154,304	$157,639
Total Leverage Exposure (TLE)(4)(10)	$2,499,787	$2,520,352	$2,507,891	$2,585,730	$2,366,514
Supplementary Leverage Ratio (T1C/TLE)	6.36%	6.27%	6.21%	5.97%	6.7%

Tangible Common Equity, Book Value Per Share and Tangible Book Value Per Share
Common Stockholders' Equity	$179,379	$176,893	$175,262	$174,351	$173,642
Less:
Goodwill	22,065	21,822	22,126	21,264	21,399
Intangible assets (other than MSRs)	4,518	4,372	4,327	4,193	4,106
Tangible Common Equity (TCE)	$152,796	$150,699	$148,809	$148,894	$148,137
Common Shares Outstanding (CSO)	2,259.1	2,183.2	2,114.1	2,081.8	2,081.9
Book Value Per Share (Common Equity/CSO)	$79.40	$81.02	$82.90	$83.75	$83.41
Tangible Book Value Per Share (TCE/CSO)	$67.64	$69.03	$70.39	$71.52	$71.15

(1)	See footnote 3 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)	Citi has elected to apply the modified transition provision related to the impact of the CECL accounting standard on regulatory capital, as provided by the U.S. banking agencies’ March 2020 interim final rule. For additional information, see "Capital Resources" in Citi's First Quarter of 2020 Form 10-Q.
(5)	Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.
(6)	The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.
(7)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(8)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(9)	RWA excludes assets acquired pursuant to a non-recourse loan provided under the Money Market Mutual Fund Liquidity Facility. Additionally, loans originated under the Paycheck Protection Program receive a 0% risk weight.
(10)	Commencing with the second quarter of 2020, Citigroup's TLE excludes U.S. Treasuries and deposits at Federal Reserve banks. Additionally, TLE excludes assets acquired pursuant to a non-recourse loan provided under the Money Market Mutual Fund Liquidity Facility, as well as exposures pledged as collateral pursuant to a non-recourse loan that is provided as part of the Paycheck Protection Program Lending Facility.

Reclassified to conform to the current period's presentation.